Exhibit 99.5

Amicus Employee Q&A

●	What does this mean for employees?
●	While we are announcing this news today, it is only the first step in the process to bring our companies together.
●	We expect to close in the second quarter of 2026, subject to regulatory clearances, approval by the stockholders of Amicus and other customary closing conditions.
●	Until then, Amicus and BioMarin remain two, separate companies, and we will operate largely as usual.
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The vast majority of our work – including supplying our medicines to patients, patient support programs, clinical trial operations, engaging with regulatory agencies and health care providers – will continue as they normally would. Our patients are counting on us.

●	What are BioMarin’s plans for integrating the two companies? When will that begin? Will there be changes to Amicus’ employee base? Job reductions?
●	While we are announcing this news today, it is only the first step in the process to bring our companies together.
●	We expect to close in the second quarter of 2026, subject to regulatory clearances, approval by the stockholders of Amicus and other customary closing conditions.
●	Over the coming months, dedicated teams from Amicus and BioMarin will be planning on how best to bring our companies together.
●	No decisions have been made about the pace or timing of integration.
●	We will provide more information once the teams at both our companies have the opportunity to meet and discuss.
●	Our highest priorities in this process are to continue our companies’ respective momentum, support patients and the rare disease community, and support our employees.

●	Will there be changes to benefits programs for Amicus employees as a result?
●	We do not anticipate any changes to Amicus benefits at this time. If there are any changes to benefit programs post integration, that will be communicated at that time.

●	Will we get our 2025 bonus, merit increases and stock awards in early January 2026? What is the 2025 bonus corporate multiplier?
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You will be eligible to receive your 2025 bonus based on your individual performance rating and with an approved Corporate Modifier of 140%. If you were otherwise eligible for a 2026 merit increase, the transaction will not impact that eligibility, and you will receive your 2026 merit increase as would normally happen. Any new salary will be communicated once compensation changes have been approved. In lieu of a 2026 equity grant you will receive a cash award valued at 25% of what your equity grant value would have been. You will receive this cash value at or promptly following closing, contingent on your continued employment through that date.

●	If I have annual leave booked, do I need to cancel it? If I have planned medical leave, do I need to cancel it?
●	No, you should keep your current plans, as long as they have been approved by your manager.

●	Will annual planned promotions still take place?
●	Approved promotions for January 2026 will proceed.

●	Will the Company move forward with hiring plans?
●	Most hiring will be paused with the exception of certain roles.

●	Should employees expect changes to Amicus’ operating locations, facilities? What about the Company’s Princeton, Marlow, Philadelphia, and affiliate offices?
●	No decisions have been made about specific facilities. We will share more information as soon as we have it.

●	Will employees have the option to move to California with BioMarin Pharmaceutical?
●	While we are announcing this news today, it is only the first step in the process to bring our companies together.
●
Over the coming months, dedicated teams from Amicus and BioMarin will be planning on how best to bring our companies together, including whether there are options for employees to move to BioMarin’s headquarters in California.

●	We will provide more information once the teams at both our companies have the opportunity to meet and discuss.

●	Will title or job duties change after close? Will there be changes in reporting relationships as a result?
●
We expect decisions on titles and job duties after closing to be made as part of the integration planning process led by BioMarin, and we will provide more information once the teams at both our companies have the opportunity to meet and discuss.

●	Can employees buy and sell stock between now and close?
●
Until close, Amicus’ stock will continue to trade on the public market NASDAQ just as it does today, and employees can continue to make investment and trading decisions subject to our existing policies and regulations, including our insider trading policy and any blackout dates. Trading in BioMarin stock will be prohibited during this time unless otherwise indicated by the legal department.

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If you are involved in integration planning or otherwise have questions about whether you can trade under applicable securities laws or our insider trading policy, please contact Christian Formica at cformica@amicusrx.com or Ellen Rosenberg at erosenberg@amicusrx.com with questions prior to taking any action.

●	What happens to stock options employees were granted as part of their equity compensation?
●	All outstanding options (vested or unvested) will be cashed out at closing, provided that the strike price of the options is lower than the transaction price.
●
The cash payment for any outstanding options will be calculated by deducting the strike price from the transaction price multiplied by the number of options. Applicable taxes will also be deducted from the income, and the value will be paid to you via payroll.

●	Any options with strike prices equal to or above the closing price will be cancelled for no value.

●	What happens to restricted stock units (RSUs)?
●	Amicus equity will continue to vest under vesting schedules in place until the deal officially closes.
●	Unvested RSUs will accelerate and will be cancelled and cashed out at closing based on the transaction price, which will be paid to employees via payroll (less applicable taxes).

●	What happens to any shares I have from vested equity awards?
●	All Amicus shares will be cashed out at closing. Cash payments will be made by the broker that holds the shares (e.g. Morgan Stanley, E*TRADE).

●	What will happen to the Amicus name?
●	That will be determined through the integration process led by BioMarin.

●	What will happen to the Galafold and Pombiliti + Opfolda brand names?
●	We do not expect changes to the Galafold and Pombiliti + Opfolda brand names.

●	How do the cultures of the two companies compare?
●	There is a lot of overlap in our mission and values. Like Amicus, BioMarin is a company that has been profoundly dedicated to transforming care for patients with rare diseases since its founding.
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In addition to sharing our commitment to transforming care for patients with rare diseases, they believe in building value for all stakeholders and fostering teamwork and respect for each individual’s contributions.

●	Will employees be eligible for severance if they experience a termination of employment following the closing?
●	The terms of the U.S. change in control severance plan and all CIC addenda in international employment contracts will be honored. Those terms will be provided to all employees in the coming weeks.

●	Can employees engage on social media about the news?
●	As a public company, there are strict SEC rules that determine what and how we are able to share information on social media about today’s announcement.
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U.S. employees: you can “Like” and/or “Repost” -- without comment -- the Amicus LinkedIn post regarding the acquisition. You cannot like, comment or repost/share third-party social media posts about today’s announcement, and you cannot create your own new post or add any information along with a repost about the news.

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International employees: you cannot “Like”, “Comment” or “Repost” today’s Amicus LinkedIn post regarding the acquisition because it links to our website, which is against our global social media policy. You also cannot like, comment or repost/share third-party social media posts about today’s announcement.

●	What do employees do if contacted by the press, financial analysts or investors?
●	Consistent with Company policy, all media inquiries should be forwarded to Brendan McEvoy at bmcevoy@amicusrx.com.
●	All financial analyst and investor inquiries should be forwarded to Andrew Faughnan at afaughnan@amicusrx.com.

Important Information and Where to Find It

In connection with the proposed acquisition of Amicus by Parent (the “Transaction”), Amicus intends to file with the SEC a proxy statement (the “Proxy Statement”), the definitive version of which will be sent or provided to Amicus stockholders. Amicus may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which Amicus may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by Amicus through the website maintained by the SEC at www.sec.gov, Amicus’s website at https://ir.amicusrx.com/financial-information/sec-filings or by contacting the Amicus investor relations department at the following:
Andrew Faughnan
(609) 662-3809
afaughnan@amicusrx.com

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

Amicus and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Amicus’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in (i) Amicus’ Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on February 19, 2025, including the sections therein entitled “Directors, Executive Officers, and Corporate Governance,” “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters”, and (ii) Amicus’s proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on April 24, 2025, including the sections therein entitled “Proposal 1 – Election of Class Directors,” “Compensation Discussion and Analysis,” “Compensation and Equity Tables,” and “Share Ownership of Certain Beneficial Owners and Management,” and (iii) other documents subsequently filed with the SEC from time to time, including the Proxy Statement to be filed by Amicus in connection with the proposed transaction and the special meeting of stockholders of Amicus. To the extent holdings of Amicus’ securities by its directors or executive officers have changed since the amounts set forth in the filings described in the foregoing, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. Amicus stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of Amicus directors and executive officers in the transaction, which may be different than those of Amicus stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the transaction. These documents (when available) may be obtained free of charge from the website maintained by the SEC at www.sec.gov and Amicus’s website at https://ir.amicusrx.com/financial-information/sec-filings.

Forward Looking Statements
This communication contains certain “forward-looking statements” intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995, as amended, including, but not limited to, statements about the anticipated timing of closing of the Transaction in the second quarter of the calendar year 2026; and the timing of the filing of the proxy statement for the Amicus’ special stockholder meeting in connection with the Transaction. Forward-looking statements include any statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend”, “goal,” “may”, “might,” “plan,” “predict,” “project,” “seek,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue” and similar expressions. Forward-looking statements are subject to certain risks, uncertainties, or other factors that are difficult to predict and could cause actual events or results to differ materially from those indicated in any such statements due to a number of risks and uncertainties. Those risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward-looking statements include, among other things: consummating the Transaction and financing in the anticipated timeframe, if at all; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; uncertainties as to the ability to obtain shareholder approval; the possibility that competing acquisition proposals will be made; the possibility that various closing conditions for the Transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Transaction (or only grant approval subject to adverse conditions or limitations); the effects of the Transaction on relationships with employees, customers, suppliers, other business partners or governmental entities, including the risk that the Transaction adversely affects employee retention; the difficulty of predicting the timing or outcome of regulatory approvals or actions; the impact of competitive products and pricing; the risk that Parent may not realize the potential benefits of the Transaction, including the possibility that the expected benefits from the proposed Transaction will not be realized or will not be realized within the expected time period and that Parent and Amicus will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the risks related to disruption of management’s time from ongoing business operations as a result of the Transaction; risks that the Transaction disrupts current plans and operations; obtaining and maintaining adequate coverage and reimbursement for Amicus’ products; changes in Amicus’ business during the period between announcement and closing of the Transaction; any legal proceedings and/or regulatory actions that may be instituted related to the Transaction; other business effects, including the effects of industry, economic or political conditions outside of the companies’ control; costs and expenses related to the Transaction; actual or contingent liabilities; the effects of the Transaction (or the announcement thereof) on Amicus’ and Parent’s stock price and/or operating results; and the other risks and uncertainties discussed in Amicus’s periodic reports filed with the SEC, including Amicus’ quarterly reports on Form 10-Q and annual reports on Form 10-K. These risks, as well as other risks associated with the Transaction, are more fully discussed in the Proxy Statement to be filed with the SEC in connection with the Transaction. The list of factors presented in the foregoing is not complete and you should not place undue reliance on these statements. Actual results could differ materially from those anticipated in these forward-looking statements. All forward-looking statements are based on information currently available to Amicus and Parent, and, except as required by applicable law, Amicus and Parent disclaim any obligation to update the information contained in this communication as new information becomes available. All forward-looking statements in this communication or made in connection therewith in writing or orally are qualified in their entirety by this cautionary statement.